RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS
During the periods from January 1, 2019 to April 8, 2019 (Predecessor), April 9, 2019 to December 31, 2019 (Successor), and years ended December 31, 2018 and 2017 (Predecessor), we were party to a management agreement with Scandic American Shipping Ltd (“Scandic”), a wholly owned subsidiary of Nordic American Tankers Ltd. (“NAT”), for the provision of administrative services. Scandic and NAT were related parties of ours due to NAT’s ownership interest in the Company at the time, along with certain shared management personnel.
As a result of the Transaction, along with a subsequent reduction in NAT’s ownership interest in the Company, both NAT and Scandic are no longer deemed related parties. On May 1, 2019, the Company tendered notice to NAT that it shall terminate the management agreement with NAT upon the expiration of 180 days from the date of such notice (the “Transition Period”). The management agreement with NAT and Scandic was terminated upon the expiration of the Transition Period on October 28, 2019.
Acquisition of AHTS Vessels and Crew Boats
In April 2019, as part of the Transaction (which is described in Note 1), we acquired 13 vessels, including associated debt, consisting of two AHTS vessels and 11 crew boats from SOHI, a related party that is owned and controlled by certain members of the Lolli-Ghetti family, of which our Chairman and Chief Executive Officer, Mr. Emanuele Lauro and our Vice President, Mr. Filippo Lauro, are members, in exchange for 8,126,219 common shares of the Company at approximately $2.78 per share for aggregate net consideration of $22.6 million.
Equity Lines of Credit
In March 2019, the Company entered into an Initial Equity Line of Credit with SOI, a related party, and Mackenzie. SOI is owned and controlled by certain members of the Lolli-Ghetti family, of which our Chairman and Chief Executive Officer, Mr. Emanuele Lauro, and our Vice President, Mr. Filippo Lauro, are members. The Initial Equity Line of Credit provided for $20 million to be available on demand to the Company in exchange for common shares of the Company priced at 0.94 multiplied by the then-prevailing 30-day trailing volume weighted average price. The issuances of common shares under the Initial Equity Line of Credit during the year ended December 31, 2019 are described in Note 8.
In December 2019, the Company reached an agreement to enter into the New Equity Line of Credit with SSH, a related party. The New Equity Line of Credit was executed in January 2020 and provides for $15 million to be available on demand to the Company in exchange for its common shares priced at 0.94 multiplied by the then-prevailing five-day trailing volume weighted average price. In March 2020, we issued 5,668,317 common shares to SSH for $0.88 per share under the New Equity Line of Credit for aggregate net proceeds of $5.0 million.
Administrative Services Agreement
On June 19, 2019, the Company entered into an agreement with SSH, for the provision of administrative staff and office space, and administrative services, including accounting, legal compliance, financial and information technology services (the “Administrative Services Agreement”). SSH is majority owned by the Lolli-Ghetti family, of which Mr. Emanuele Lauro, our Chairman and Chief Executive Officer, and Mr. Filippo Lauro, our Vice President, are members.
The Administrative Services Agreement is on substantially the same terms as the previous management agreement with NAT. Under the terms of the Administrative Services Agreement, the Company shall pay an annual fee of $10,000 per vessel (the “Fee”), and will reimburse SSH for the reasonable direct or indirect expenses it incurs in providing the Company with the administrative services described above. The Fee was not payable to SSH as it pertains to the ten PSVs in the Company’s fleet during the Transition Period. The Administrative Services Agreement may be terminated by the Company upon 180 days' notice.
Commercial and Technical Management
The Company’s AHTS vessels and crew boats are commercially managed by Scorpio Commercial Management S.A.M. ("SCM") and technically managed by Scorpio Ship Management S.A.M. ("SSM") pursuant to a Master Agreement, which may be terminated by either party upon 24 months' notice, unless terminated earlier in accordance with its provisions. SSM and SCM are related parties of ours and are owned and controlled by certain members of the Lolli-Ghetti family of which Mr. Emanuele Lauro, our Chairman and Chief Executive Officer, and Mr. Filippo Lauro, our Vice President, are members. In the event of the sale of one or more vessels, a notice period of three months and a payment equal to three months of management fees will apply, provided that the termination does not amount to a change in control of the AHTS vessels or crew boats, including a sale of all or substantially all of the AHTS vessels or crew boats, in which case a payment equal to 24 months of management fees will apply.
Additional vessels in our fleet, or that we may acquire, may potentially also be managed under the Master Agreement, or on substantially similar terms, at some point in the future.
SCM’s services include securing employment, in the spot market and on time charters, for our AHTS vessels and crew boats. We pay SCM a management fee equal to 1.25% of gross revenues per charter fixture. SCM may subcontract these services to third-parties pursuant to the Master Agreement.
SSM’s services include day-to-day vessel operations, performing general maintenance, monitoring regulatory and classification society compliance, customer vetting procedures, supervising the maintenance and general efficiency of vessels, arranging the hiring of qualified officers and crew, arranging and supervising drydocking and repairs, purchasing supplies, spare parts and new equipment for vessels, appointing supervisors and technical consultants and providing technical support. SSM may subcontract these services to third-parties pursuant to the Master Agreement. We pay SSM an annual fee of $156,000 per vessel for the AHTS vessels and an annual fee of $43,800 per vessel for the crew boats plus additional amounts for certain itemized services per vessel to provide technical management services for each of our AHTS vessels and crew boats.
The following table represents the related party transactions recorded in our statements of operations for the Predecessor and Successor periods:

	Successor	Predecessor
In thousands of U.S. dollars	April 9 to December 31, 2019	January 1 to April 8, 2019	Year ended December 31, 2018	Year ended December 31, 2017
Vessel operating expense:
Scorpio Ship Management SAM	$576	—	—	—
Voyage expense:
Scorpio Commercial Management SAM	82	—	—	—
General and administrative expense:
Scorpio Services Holding Limited	353	—	—	—
Scorpio Commercial Management SAM	69	—	—	—
Scorpio Tankers Inc. (1)	33	—	—	—
Nordic American Tankers Limited	—	$323	$2,324	$2,426
Total general and administrative expense:	$455	$323	$2,324	$2,426
(1)    Relates to certain shared office expenses that were reimbursed to this entity.
The following table reflects the balances due to related parties as of December 31, 2019 (Successor) and December 31, 2018 (Predecessor):

In thousands of U.S. dollars	December 31, 2019 (Successor)	December 31, 2018 (Predecessor)
Liabilities
Accounts payable, related party:
Scorpio Ship Management SAM	$480	$—
Scorpio Services Holding Limited	265	—
Scorpio Commercial Management SAM	165	—
Scorpio Offshore Holding Inc	6	—
Nordic American Tankers Limited	—	492
Total accounts payable, related party:	$916	$492